SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): February 1, 2005




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement
             ------------------------------------------

On  February  1,  2005,  Peter  B.  Hayes  commenced  employment  with  Citizens
Communications Company (the "Company") as Senior Vice President, Sales, Marketing & Business Development. The terms of Mr. Hayes's at-will employment are set forth in an offer letter from the Company to Mr. Hayes, dated December 20, 2004. The offer letter states an annual base salary of $275,000 and an annual incentive target equal to 75% of annual base salary (pro-rated for 2005). In addition, the Company granted 50,000 shares of restricted stock to Mr. Hayes on February 1, 2005, which shares vest in three equal annual installments beginning on the first anniversary of the grant date, and he received a $25,000 sign-on bonus.

In connection with his employment, Mr. Hayes is being relocated from London. Mr. Hayes will receive the following benefits related to his relocation: (i) movement of household goods and travel from London to the Stamford, Connecticut, area (ii) a monthly allowance of $4,000 to maintain a temporary apartment in the Stamford, Connecticut area and to pay travel expenses for the first year of employment, and (iii) a monthly allowance thereafter of $4,000 for living and travel expenses if Mr. Hayes does not move his permanent residence to the Stamford, Connecticut area. If Mr. Hayes does relocate to the Stamford, Connecticut area his relocation benefit associated with that relocation would be reduced by the amount of monthly allowance paid to him through the date of such relocation. In addition, if Mr. Hayes leaves the Company within two years of the date of hire, he will be required to reimburse the Company for a pro-rated portion of his relocation benefits.

Mr. Hayes's offer letter also provides that if there is a change of control (defined as 51% of the Company being sold) and there is a subsequent decrease in Mr. Hayes's responsibility, title, base salary or target incentive opportunity (as a percentage of base salary) or if his work location is relocated more than twenty-five miles from Stamford, Connecticut, Mr. Hayes would be eligible to receive one year of base salary, 100% of the annual bonus (pro-rated for the plan year) and one year of continued medical benefits.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------
                             Robert J. Larson
                             Senior Vice President and
                             Chief Accounting Officer

Date: February 3, 2005